UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2015 (January 16, 2015)

NCI Building Systems, Inc.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-14315 (Commission File Number)	76-0127701 (IRS Employer Identification No.)

10943 North Sam Houston Parkway West Houston, Texas (Address of principal executive offices)	77064 (Zip Code)

Registrant’s telephone number, including area code: (281) 897-7788

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

On January 16, 2015, to fund the Acquisition (as defined below), NCI Building Systems, Inc. (the “Company” or “NCI”) entered into (i) an indenture (the “Base Indenture”) among the Company, NCI Group, Inc., Robertson-Ceco II Corporation and Steelbuilding.com, Inc. (collectively, the “NCI Guarantors”) and Wilmington Trust, National Association (the “Trustee”), providing for, among other things, the issuance of notes in series by the Company, (ii) a first supplemental indenture (the “First Supplemental Indenture”), among the Company, the NCI Guarantors and the Trustee providing for the issuance of an aggregate of $250,000,000 principal amount of 8.25% Senior Notes due 2023 (the “Notes”), and (iii) following the consummation of the Acquisition, a second supplemental indenture (the “Second Supplemental Indenture”), among the Company, CENTRIA, CENTRIA, Inc., CENTRIA Services Group LLC and RoofWorks, Ltd. (collectively, the “CENTRIA Guarantors”), the NCI Guarantors and the Trustee, pursuant to which the CENTRIA Guarantors will provide guarantees by of the Notes.

Interest on the Notes will accrue at the rate of 8.25% per annum and will be payable semi-annually in arrears on January 15 and July 15, commencing on July 15, 2015.

Ranking; Guarantee

The Notes are unsecured senior indebtedness of the Company and are effectively subordinated to all of the Company’s secured indebtedness, including indebtedness under its senior secured term loan facility and senior secured asset-based revolving credit facility (together, the “Senior Secured Credit Facilities”), to the extent of the value of the assets securing such indebtedness. The Indenture provides that the guarantee of each Guarantor is an unsecured senior obligation of that Guarantor and the Notes will, subject to certain exceptions, be guaranteed by each of the Company’s current and future domestic subsidiaries that guarantee the Company’s obligations (including by reason of being a borrower under the senior secured asset-based revolving credit facility on a joint and several basis with the Company or a Guarantor) under the Senior Secured Credit Facilities.

Redemption

The Company may redeem the Notes, in whole or in part, at any time prior to January 15, 2018, at a price equal to 100% of the principal amount thereof, plus accrued and unpaid interest, if any, to the redemption date, plus the applicable make-whole premium. The Company may redeem the Notes, in whole or in part, at any time (i) on and after January 15, 2018 and prior to January 15, 2019, at a price equal to 106.188% of the principal amount of the Notes, (ii) on or after January 15, 2019 and prior to January 15, 2020, at a price equal to 104.125% of the principal amount of the Notes, (iii) on or after January 15, 2020 and prior to January 15, 2021, at a price equal to 102.063% of the principal amount of the Notes, and (iv) on or after January 15, 2021, at a price equal to 100.000% of the principal amount of the Notes, in each case, plus accrued and unpaid interest, if any, to the redemption date. In addition, at any time prior to January 15, 2018, the Company at its option may redeem up to 40% of the aggregate principal amount of the Notes with the proceeds of certain equity offerings at a redemption price of 108.250%, plus accrued and unpaid interest, if any, to the applicable redemption date.

Covenants

The Indenture contains covenants that, among other things, limit the Company’s ability and the ability of its restricted subsidiaries to: incur additional indebtedness or issue certain preferred shares; pay dividends on, redeem or repurchase stock or make other distributions in respect of its capital stock; repurchase, prepay or redeem subordinated indebtedness; make investments; create restrictions on the ability of the Company’s restricted subsidiaries to pay dividends to the Company or make other intercompany transfers; create liens; transfer or sell assets; consolidate, merge or sell or otherwise dispose of all or substantially all of its assets; enter into certain transactions with affiliates; and designate subsidiaries as unrestricted subsidiaries. Upon the occurrence of certain events constituting a change of control, the Company is required to make an offer to repurchase all of the Notes (unless otherwise redeemed) at a purchase price equal to 101% of their principal amount, plus accrued and unpaid interest, if any to the repurchase date. If the Company sells assets under certain circumstances, it must use the proceeds to make an offer to purchase the Notes at a price equal to 100% of their principal amount, plus accrued and unpaid interest, if any, to the date of purchase.

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Events of Default

Events of default under the Indenture are limited to: the nonpayment of principal or interest when due; failure to comply with the merger covenant therein; failure to comply with obligation to make a change of control offer (other than a failure to purchase the Notes); failure to comply with its other agreements contained in the Notes or the Indenture; the failure of any subsidiary guarantor to comply with its obligations under its guarantee; failure to pay any indebtedness for borrowed money after final maturity or cross acceleration of material debt if the total amount of such indebtedness exceeds $35.0 million; bankruptcy event of default; judgment default; or a failure of any guarantee of a significant subsidiary to be in full force and effect.

Copies of the Base Indenture, the First Supplemental Indenture and the Second Supplemental Indenture are attached as Exhibits 4.1, 4.2 and 4.3 hereto and are incorporated herein by reference. The foregoing descriptions of the Base Indenture, the First Supplemental Indenture and the Second Supplemental Indenture do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On November 12, 2014, the Company filed a Current Report on Form 8-K with the Securities and Exchange Commission (the “SEC”) announcing, among other things, that NCI Group, Inc., a wholly-owned subsidiary of the Company and Steelbuilding.com, Inc., a wholly owned subsidiary of NCI Group, Inc. (together with NCI Group, Inc., the “Buyers”), had entered into an Interest Purchase Agreement, dated November 7, 2014 (“Interest Purchase Agreement”) with SMST Management Corp., a Pennsylvania corporation, and Riverfront Capital Fund, a Pennsylvania limited partnership, and CENTRIA, a Pennsylvania general partnership (“CENTRIA”), pursuant to which Buyers agreed, subject to the terms and conditions set forth therein, to acquire all of the general partnership interests of CENTRIA, in exchange for $245,000,000 in cash, subject to adjustments for working capital (such acquisition, the “Acquisition”). Pursuant to the Interest Purchase Agreement, the Acquisition was completed on January 16, 2015. CENTRIA is now an indirect, wholly-owned subsidiary of NCI.

The description of the Acquisition contained in this Form 8-K does not purport to be complete and is qualified in its entirety by reference to the Interest Purchase Agreement, which is incorporated herein by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed with the SEC on November 12, 2014.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 concerning the Company’s direct financial obligations under the Notes is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

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The audited balance sheets of CENTRIA as of December 31, 2013 and 2012 and the related statements of earnings, partners’ equity and cash flows for the years ended December 31, 2013, 2012 and 2011 and the notes to these financial statements, together with the report thereon of Ernst & Young, are incorporated herein by reference to Exhibit 99.1 of the Company’s Form 8-K filed with the SEC on December 30, 2014.

The unaudited interim balance sheets of CENTRIA as of September 30, 2014 and 2013 and the related unaudited interim statements of earnings, partners’ equity and cash flows for the nine-month periods then ended and the notes to these financial statements are incorporated herein by reference to Exhibit 99.2 of the Company’s Form 8-K filed with the SEC on December 30, 2014.

(b) Pro Forma Financial Information.

The unaudited pro forma combined balance sheet of NCI Building Systems, Inc. at November 2, 2014 and unaudited pro forma combined statements of operations of NCI Building Systems, Inc. for the fiscal year ended November 2, 2014 are incorporated herein by reference to Exhibit 99.3 of the Company’s Form 8-K filed with the SEC on December 30, 2014.

(d) Exhibits.

Exhibit Number	Description

4.1	Indenture, dated as of January 16, 2015, between NCI Building Systems, Inc., NCI Group, Inc., Robertson-Ceco II Corporation, Steelbuilding.com, Inc. and Wilmington Trust, National Association.

4.2	First Supplemental Indenture dated as of January 16, 2015, among NCI Building Systems, Inc., the guarantors listed on the signature pages thereto and Wilmington Trust, National Association.

4.3	Second Supplemental Indenture dated as of January 16, 2015, among NCI Building Systems, Inc., the guarantors listed on the signature pages thereto and Wilmington Trust, National Association.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NCI BUILDING SYSTEMS, INC.

BY:	/s/ Todd R. Moore
Todd R. Moore
Executive Vice President, General Counsel
and Secretary

Date: January 16, 2015

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Exhibit Index

Exhibit Number	Description

4.1	Indenture, dated as of January 16, 2015, between NCI Building Systems, Inc., NCI Group, Inc., Robertson-Ceco II Corporation, Steelbuilding.com, Inc. and Wilmington Trust, National Association.

4.2	First Supplemental Indenture dated as of January 16, 2015, among NCI Building Systems, Inc., the guarantors listed on the signature pages thereto and Wilmington Trust, National Association.

4.3	Second Supplemental Indenture dated as of January 16, 2015, among NCI Building Systems, Inc., the guarantors listed on the signature pages thereto and Wilmington Trust, National Association.

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